================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 2, 2006

                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


            FLORIDA                000-50614           59-3410522

(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)      Identification No.)

                            13200 PROGRESS BOULEVARD
                             ALACHUA, FLORIDA 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code

--------------------------------------------------------------------------------
                                      NONE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective May 5, 2006, Director, Brian Anderson's service on the Board of Directors of Oragenics, Inc. (the "Company") ended. Mr. Anderson's determination not to stand for re-election to the Board of Directors, was due to personal reasons and was not related to any disagreement or dispute with the Company's management.

      Effective May 5, 2006, Paul A. Hassie resigned as the Company's Chief Financial Officer, Secretary and Treasurer. Mr. Hassie's resignation was due to personal reasons and was not related to any disagreement or dispute with the Company's management. The Company has begun a search for Mr. Hassie's successor.

ITEM 8.01   OTHER EVENTS

      On May 2, 2006, the Company issued a press release disclosing that it has been awarded an SBIR Phase 1 grant from the National Science Foundation (NSF) for lantibiotic synthesis using the company's proprietary Differentially Protected Orthogonal Lanthionine Technology (DPOLT). The press release is attached to this report as Exhibit 99.1.

ITEM 9.01   FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS.

--------------------------------------------------------------------------------
NUMBER                          DESCRIPTION
--------------------------------------------------------------------------------
99.1                            Press Release dated May 2, 2006
--------------------------------------------------------------------------------

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of May, 2006.


                                  ORAGENICS, INC.
                                  (REGISTRANT)

                                  BY:     /s/ Robert T. Zahradnik

                                          Robert T. Zahradnik
                                          President and Chief Executive Officer